Summary prospectus supplement	August 26, 2011

Putnam Global Equity Fund Summary Prospectus dated February 28, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now R. Shepherd Perkins and Darren Jaroch.

Mr. Perkins joined the portfolio team for the fund in July 2011 and is Co-Head of International Equities.

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